Supplement dated December 14, 2023

To the Prospectuses Dated:

May 1, 1991 TFLIC Directed Life	May 1, 1991 TFLIC Prime Plan Investor
May 1, 1991 TFLIC Directed Life 2	May 1, 1991 TFLIC Prime Plan V
May 1, 1991 TFLIC Prime Plan VI	May 1, 1991 TFLIC Prime Plan 7
May 1, 1993 TFLIC Prime Plan I, II, and III	May 1, 1998 TFLIC Prime Plan IV

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT

Special Notice:

BlackRock has announced that the fund name change for BlackRock Large Cap Focus Growth V.I. Fund intended for December 8, 2023 is being postponed. We will notify you when BlackRock informs us of a later date that the change will take place. Accordingly, the supplement dated November 8, 2023 is hereby deleted.

This Supplement updates certain information in the above referenced Prospectus (“the Prospectus”). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.